IN THE OFFICE OF THE
      SECRETARY OF STATE OF THE
           STATE OF NEVADA
             SEP 20 1996
            NO. C19939-96
   DEAN HELLER, SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       OF
                                 CONCIERGE, INC.


        I.     The name of this corporation is CONCIERGE, INC.

        II. The Resident Agent of this corporation for the transaction of business, until changed according to law, shall be the following address:

                            Nevada Business Services
                              675 Fairview Dr. #246
                              Carson City, NV 89701

        III. This corporation may engage in any lawful activity or activities in Nevada and throughout the world.

        IV. The total authorized capital stock of this corporation is TWENTY-FIVE THOUSAND (25,000) SHARES, each share having no par value. All of the voting power of the capital stock of this corporation shall reside in the Common Stock. No capital stock of this corporation shall be subject to assessment and no holder of any share or shares shall have preemptive rights to subscribe to any or all issues of shares of other securities of this corporation.

        V. The directors, officers and stockholders of this corporation are indemnified from any personal liability for damages including costs of developing records, investigator fees and attorney fees, if any, for breach of fiduciary duty or civil suit as a director or officer, but does not eliminate or limit the liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (b) the payment of dividends in violation of NRS 78.300.

        VI. The members of the governing board of this corporation shall be styled directors, and they shall be one in number until changed either by (1) an amendment to the Articles of Incorporation of this corporation, or (2) the adoption of By-Laws, and from time to time amendments thereto increasing or decreasing the number of directors, but in no case shall the number of directors be smaller than one or the number of stockholders, whichever shall be the least. The name and address of the person who is appointed to act as the first director of this corporation is as follows:


                                                                     Exhibit 3.3
                                                               Page 1 of 5 Pages

                      Garth Reynolds
                      531 Main St. Suite 963
                      P. O. Box 998963
                      El Segundo, CA 90245

        VII.   This corporation is to have perpetual existence.

        VIII.  The   name  and  address  of  the  first  incorporator  of   this
corporation is as follows:

                      Mary Ann Dickens
                      675 Fairview Dr. #246
                      Carson City, NV 89701

               The powers of the incorporator are to terminate upon filing of these Articles of Incorporation.

        IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of CONCIERGE, INC. on this 20th day of September, 1996.


                                            /s/ Mary Ann Dickens
                                            ------------------------------------
                                            Incorporator

                                                                     Exhibit 3.3
                                                               Page 2 of 5 Pages

                                 STATE OF NEVADA
                               SECRETARY OF STATE
                                     [SEAL]


                    CERTIFICATE OF ACCEPTANCE OF APPOINTMENT
                                BY RESIDENT AGENT


        IN THE MATTER OF CONCIERGE, INC., I, Nevada Business Services, with address at Suite 246, 675 Fairview Drive, Town of Carson City, County of Carson City, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

        FURTHERMORE, that the principal office in this state is located at Suite 246, 675 Fairview Drive, Town of Carson City, County of Carson City, State of Nevada.
        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 1996.

                                            NEVADA BUSINESS SERVICES



                                            By  /s/ Mary Ann Dickens
                                                -------------------------------
                                                Resident Agent




        NRS 78.090. Except during any period of vacancy described in NRS 78.097, every corporation shall have a resident agent, who may be either a natural person or a corporation, resident or located in this sate, in charge of is principal office. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state. . . . The certificate of acceptance must be filed at the time of the initial filing of the corporate papers.

                                                                     Exhibit 3.3
                                                               Page 3 of 5 Pages

        IN THE OFFICE OF THE
      SECRETARY OF STATE OF THE
           STATE OF NEVADA
             OCT 15 1996
            NO. C19939-96
   DEAN HELLER, SECRETARY OF STATE


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                 CONCIERGE, INC.

        Allen E. Kahn, President and Garth W. Reynolds, Secretary of CONCIERGE, INC. do hereby certify:

        That the Board of Directors of said corporation at a meeting duly convened and held on the 5th day of October, 1996, adopted a resolution to amend the original articles as follows:

        Article IV is hereby amended to read as follows: THE TOTAL AUTHORIZED CAPITAL STOCK OF THIS CORPORATION IS TEN MILLION (10,000,000) SHARES WITH EACH SHARE HAVING A VALUE OF $0.001 (ONE TENTH OF A CENT).

        The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 25,000; that the same change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                            /s/ Allen E. Kahn
                                            ------------------------------------
                                            President or Vice President


                                            /s/ Garth W. Reynolds
                                            ------------------------------------
                                            Secretary of Assistant Secretary



State of Nevada                     )
                                    )       ss.
County of Carson City               )

        On October 7, 1996 personally appeared before me, a Notary Public, Allen
E. Kahn and Garth W. Reynolds, who acknowledged that they executed the above instrument.


[SEAL]                                      /s/ Mary Ann Dickens
                                            ------------------------------------
                                            Signature of Notary


                                                                     Exhibit 3.3
                                                               Page 4 of 5 Pages

               THIS FORM SHOULD ACCOMPANY AMENDED AND/OR RESTATED
               ARTICLES OF INCORPORATION FOR A NEVADA CORPORATION



1.      Name of corporation:  CONCIERGE, INC.

2.      Date of adoption of Amended and/or Restated Articles: 10/5/96.

3. If the articles were amended, please indicate what changes have been made:

        (a)    Was there a name change?  Yes ___  No  X .
                                                     ---
        (b)    Did you change your resident agent? Yes ___  No X .
                                                              ---
        (c)    Did you change the purposes? Yes ___  No X .
                                                       ---
        (d)    Did you change the capital  stock?  Yes X No ___. If yes, what is
                                                      ---
               the new capital stock?


               10 MILLION AUTHORIZED SHARES WITH A VALUE OF $0.001.

        (e)    Did you change the directors? Yes ___ No X .
                                                       ---
        (f)    Did you add the directors liability provision? Yes ___ No X .
                                                                        ---
        (g)    Did you change the period of existence? Yes ___ No X .
                                                                 ---
        (h) If none of the above apply, and you have amended or modified the articles, how did you change your articles?
               -------------------------------------------------------



                                            /s/ Garth W. Reynolds  SEC/TREAS
                                            -----------------------------------
                                            Name and Title of Officer


                                            10/5/96
                                            Date


                                                                     Exhibit 3.3
                                                               Page 5 of 5 Pages

                                     BYLAWS
                                       OF
                                 CONCIERGE, INC.

                               ARTICLE I - OFFICES

        The principal office of the Corporation shall be located at El Segundo, CA, and it may be changed from time to time by the board of Directors. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

                      ARTICLE II - MEETINGS OF STOCKHOLDERS

SECTION 1 - ANNUAL MEETINGS:

        The annual meting of the stockholders of the Corporation shall be held within six (6) months after the close of the fiscal year of the Corporation, for the purposes of electing directors, and transacting such other business as may property come before the meeting.

SECTION 2 - SPECIAL MEETINGS:

        Special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of twenty-five percent (25%) of the shares then outstanding and entitled to vote thereat, or as otherwise required by law.

SECTION 3 - PLACE OF MEETINGS:

        All meetings of stockholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

SECTION 4 - NOTICE OF MEETINGS:

(a) Except as otherwise provided by statute, written notice of each meeting of stockholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than sixty (60) days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their shares pursuant to statute, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such stockholder at his address, as it appears on the records of the

                                                                     Exhibit 3.4
                                                              Page 1 of 13 Pages
stockholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting, or to any stockholder who attends such meeting, in person or by proxy, or submits a signed waiver of notice either before or after such a meeting. Notice of any adjourned meeting of stockholders need not be given, unless otherwise required by statute.

SECTION 5 - QUORUM

(a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such certificate and any amendments thereof being hereinafter collectively referred to as the ACertificate of Incorporation@), at all meetings of stockholders of the corporation, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record ___% of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholders after the commencement of a meeting shall have not effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of stockholders, the stockholders, by a majority of the votes cast by the holders of shares entitled to vote thereat, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business, may be transacted at the meeting as originally called if a quorum had been present.

SECTION 6 - VOTING:

(a) Except as otherwise provided by statute or by the Certificate of Incorporation, any corporate action, other than the election of directors, to be taken by vote or the stockholders, shall be authorized by a majority of votes cast at a meeting of stockholders by the holders of shares entitled to vote thereat.

(b) Except as otherwise provided by statute or by the Certificate of Incorporation, any corporate action, other than the election of directors, to be taken by vote of the stockholders, shall be authorized by a majority of votes cast at a meeting of stockholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

                                                                     Exhibit 3.4
                                                              Page 2 of 13 Pages

(c) Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the stockholder himself or by his attorney-in-fact thereunto duly authorized in writing. No Proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the minutes of the meeting.

(d) Any action, except election of directors, which may be taken by a vote of stockholders at a meeting, may be taken without a meeting if authorized by a written consent of shareholders holding at least a majority of the voting power; provided that if a greater proportion of voting power is required by such action at such meeting, then such greater proportion of written consents shall be required.

                        ARTICLE III - BOARD OF DIRECTORS

SECTION 1 - NUMBER, ELECTION AND TERM OF OFFICE:

(a) The number of the directors of the Corporation shall be not less than 1 nor more than 9, unless and until otherwise determined by vote of a majority of the entire Board of Directors. The number of Directors shall not be less than three
(3), unless all of the outstanding shares of stock are owned beneficially and of record by less than three (3) stockholders, in which event the number of directors shall not be less than the number of stockholders or the minimum permitted by statute.

(b) Except as may otherwise be provided herein or in the Certificate of Incorporation by way of cumulative voting rights the members of the Board of Directors of the Corporation, who need not be stockholders, shall be elected by a majority of the votes cast at a meeting of stockholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

(c) Each director shall hold office until the annual meeting of the stockholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

                                                                     Exhibit 3.4
                                                              Page 3 of 13 Pages

SECTION 2 - DUTIES AND POWERS:

        The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the stockholders.

SECTION 3 - ANNUAL AND REGULAR MEETINGS; NOTICE:

(a) Regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the stockholders, at the place of such annual meeting of stockholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meeting of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meting at which such change was made within the time limited, and in the manner set forth in Paragraph (b)
Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in Paragraph (c) of such Section 4.

SECTION 4 - SPECIAL MEETING; NOTICE:

(a) Special meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required by statute, notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least four (4) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice or waiver of notice except as required by Section 8 or this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting

                                                                     Exhibit 3.4
                                                              Page 4 of 13 Pages
shall not be required to be given.

SECTION 5 - CHAIRMAN:

        At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the Vice Chairman shall preside, and in his absence, a Chairman chosen by the directors shall preside.

SECTION 6 - QUORUM AND ADJOURNMENTS:

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws.

(b) A majority of the directors, present at the time and place of any regular or special meeting although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

SECTION 7 - MANNER OF ACTING:

(a) At all meetings of the Board of Directors each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by statute, by the Certificate of Incorporation, or by these Bylaws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

(c) Unless otherwise required by amendment to the Articles of Incorporation or statute, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all the members of the board or Committee. Such written consent shall be filed with the minutes of the proceedings of the Board or Committee.

(d) Unless otherwise prohibited by Amendments to the Articles of Incorporation or statute, members of the Board of Directors or of any Committee of the board of Directors may participate in a meeting of such Board or Committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Such participation is constituted presence of all of the participating persons at such meeting and each person participating in the meeting shall sign the minutes thereof, which may be signed in counterparts.

                                                                        Page 3.4
                                                              Page 5 of 13 Pages

SECTION 8 - VACANCIES:

        Any vacancy in the Board of Directors, occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless vacancy created by the removal of a director by the stockholder shall be filled by the stockholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.

SECTION 9 - RESIGNATION:

        Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation. Unless otherwise specified in such written notice such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 10 - REMOVAL:

        Any director may be removed with or without cause at any time by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock of the Corporation at a special meeting of the stockholders called for that purpose, and may be removed for cause by action of the Board.

SECTION 11 - SALARY:

        No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 12 - CONTRACTS:

(a) No contract or other transaction between this Corporation and any other corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporations, provided that such facts are

                                                                     Exhibit 3.4
                                                              Page 6 of 13 Pages
disclosed or made known to the Board of Directors, prior to their authorizing such transaction.

(b) Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no directors shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors shall authorized, approve or ratify such contract or transaction by the vote (not counting the vote of any such Director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair, invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

SECTION 13 - COMMITTEES:

        The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an execute committee and such other committees, and alternate members thereof, as they may deem desirable, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

                              ARTICLE IV - OFFICERS

SECTION 1 - NUMBER, QUALIFICATIONS, ELECTION AND TERM OF OFFICE:

(a) The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, or a President and Secretary-Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman or Vice Chairman of the Board of Directors may be, but is not required to be a director of the Corporation. Any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders.

(c) Each officer shall hold office until the annual meeting of the board of Directors next succeeding his election, and until his successor shall have been elected and qualified or until his death, resignation or removal.

                                                                     Exhibit 3.4
                                                              Page 7 of 13 Pages

SECTION 2 - RESIGNATION:

        Any officer may resign at any time by giving written notice of such resignation to the Board of Directors or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3 - REMOVAL:

        Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.

SECTION 4 - VACANCIES:

        A vacancy in any office by reason of death, resignation, inability to act, disqualification or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.

SECTION 5 - DUTIES OF OFFICERS:

        Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these Bylaws, or may from time to time be specifically conferred or imposed by the Board of Directors. The President shall be the chief executive officer of the Corporation.

SECTION 6 - SURETIES AND BONDS:

        In case the Board of Directors shall so require any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence for the accounting for all property, funds or securities of the Corporation which may come into his hands.

SECTION 7 - SHARES OF STOCK OF OTHER CORPORATIONS:

        Whenever the Corporation is the holder of shares of stock of any other corporation, any right or power of the Corporation as such stockholder (including the attendance, acting and voting at stockholders= meetings and execution of waivers, consents, proxies or other instruments may be exercised on behalf of the Corporation by the President, any Vice President or such other

                                                                     Exhibit 3.4
                                                              Page 8 of 13 Pages
person as the Board of Directors may authorize.


                           ARTICLE V - SHARES OF STOCK

SECTION 1 - CERTIFICATE OF STOCK:

(a) The certificates representing shares of the Corporation=s stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder=s name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the President or a Vice President and (2) the Secretary, Treasurer, any Assistant Secretary or Assistant Treasurer.

(b) No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

(c) To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of any officer or agent of the Corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

SECTION 2 - LOST OR DESTROYED CERTIFICATES:

        The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the los or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when in the judgment of the Board of Directors, it is proper to do so.

                                                                        Page 3.4
                                                              Page 9 of 13 Pages

SECTION 3 - TRANSFER OF SHARES:

(a) Transfer of shares of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

SECTION 4 - RECORD DATE:

        In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of, or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of stockholders of record entitled to notice of, or to vote at, any meeting of stockholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                                                                     Exhibit 3.4
                                                             Page 10 of 13 Pages

                             ARTICLE VI - DIVIDENDS

Subject to applicable law, divides may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

                            ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be January 1 to December 31 and may be changed by the Board of Directors from time to time subject to applicable law.

                          ARTICLE VIII - CORPORATE SEAL

The corporate seal shall be in such form as shall be approved from time to time by the board of Directors.

                             ARTICLE IX - INDEMNITY

(a) Any person made a party to any action, suit or proceeding, by reason of the fact that he, his testator or interstate representative is or was a director, officer or employee of the Corporation or of any corporation in which he served as such at the request of the Corporation shall be indemnified by the Corporation against the reasonable expenses, including attorneys= fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceedings or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding or in connection with any appeal therein that such officer, director or employee is liable for gross negligence or misconduct in the performance of his duties.

(b) The foregoing right of indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this section.

(c) The amount of indemnity to which any officer or any director may be entitled shall be fixed by the Board of Directors, except that in any case in which there is no disinterested majority of the Board available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.

                             ARTICLE X - AMENDMENTS

SECTION 1 - BY STOCKHOLDERS:

        All bylaws of the Corporation shall be subject to alteration or repeal, and new bylaws may be made by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting

                                                                     Exhibit 3.4
                                                             Page 11 of 13 Pages
of stockholders, provided that the notice of waiver or notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

SECTION 2 - BY DIRECTORS:

        The Board of Directors shall have power to make, adopt, amend and repeal, from time to time, bylaws of the Corporation, provided, however that the stockholders entitled to vote with respect thereto as in this Article X above-provided may alter, amend or repeal bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of stockholders or of the Board of Directors or to change any provisions of the bylaws with respect to the removal of directors of the filling of vacancies in the Board resulting from the removal by the stockholders. In any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of Directors, the bylaws so adopted, amended or repealed, together with a concise statement of the changes made.
















                                                                     Exhibit 3.4
                                                             Page 12 of 13 Pages

                            CERTIFICATE OF PRESIDENT

        THIS IS TO CERTIFY that I am the duly elected, qualified and acting President of

                                 CONCIERGE, INC.

and that the above and foregoing bylaws constituting a true original copy were duly adopted as the bylaws of said Corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand.

                              DATED: Sept. 24, 1996


                                /s/ Allen E. Kahn
                         ----------------------------------
                                    PRESIDENT












                                                                     Exhibit 3.4
                                                             Page 13 of 13 Pages